EXHIBIT 31.2

                            SECTION 302 CERTIFICATION

                                  EXHIBIT 31.2
                            SECTION 302 CERTIFICATION

                CERTIFICATION OF DISCLOSURE PURSUANT TO 18 U.S.C.
               SECTION 1350, AS ADOPTED PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Infinity Capital Group, Inc. (the "Company") on Form 10-QSB/A (the "Amended Report") for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof I, Theodore A. Greenberg, Chief Financial Officer, Chief Investment Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1. I certify that I have reviewed the 10-QSB/A of Infinity Capital Group, Inc.;

         2. Based on my knowledge, the Amended Report does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Amended Report;

         3. Based on my knowledge, the financial statements and other financial information included in the Amended Report fairly present in all material respects the financial condition, results of operations, and cash flows of the issuer, as of, and for, the period presented in the Amended Report;

         4. The small business issuer's, other certifying officers, and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting as defined in Exchange Act Rules 13a-15f and 15d-15f for the small business issuer and have:

                  a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this Amended Report is being prepared;

                  b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting, and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

                  c. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this Amended Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Amended Report based on such evaluation; and

                  d. Disclosed in this Amended Report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting.

         5. The small business issuer's, other certifying officers, and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's Board of Directors (or persons fulfilling the equivalent function);

                  a. All significant deficiencies in the design or operation of internal control over financial reporting, which are reasonably likely to adversely affect the small business issuers ability to record, process, summarize, and report financial information; and

                  b.  Any  fraud,   whether  or  not  material,   that  involves
         management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Dated: January 25, 2007

Name:  Theodore A. Greenberg

/s/Theodore A. Greenberg
-----------------------
Position: Chief Financial Officer
Chief Investment Officer and Secretary